AIG
AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D29909-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors of VALIC Company I unanimously recommends a vote "FOR" Proposal 1.	**For**	**Against**	**Abstain**
1. To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Small-Mid Growth Fund. Pursuant to the Reorganization Agreement, the Small-Mid Growth Fund would transfer all of its assets to the Mid Cap Strategic Growth Fund, a series of VALIC Company I, in exchange for the assumption by the Mid Cap Strategic Growth Fund of all of the liabilities of the Small-Mid Growth Fund and shares of the Mid Cap Strategic Growth Fund, which shares will be distributed by the Small-Mid Growth Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐
2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.			

To instruct us to accept voting instructions from participants OR vote on behalf of participants MARK THE BOXES BELOW:

Check here to authorize only and DO NOT VOTE. ☐

Check here to vote only. ☐

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the VALIC Company I and VALIC Company II Joint Special Meeting of Shareholders to Be Held on April 5, 2021. The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com

Please detach at perforation before mailing.

D29910-TBD

VOTING INSTRUCTION CARD/
GROUP AUTHORIZATION CARD

VALIC COMPANY I AND VALIC COMPANY II
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 5, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. This Voting Instruction Card/Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. If you have the right to provide voting instructions attributable to your plan, please indicate your instructions and return the voting instructions. If you wish to instruct us to accept voting instructions from participants in your plan, you may select this option and return the group authorization. Please check the appropriate box to reflect your choice, sign, and return this card in the enclosed postage-paid envelope. *If we receive no response from you, then we will vote according to any instructions we receive from plan participants.*

The undersigned hereby instructs **THE VARIABLE ANNUITY LIFE INSURANCE COMPANY OR AN AFFILIATED LIFE INSURANCE COMPANY, on behalf of the Separate Account,** to vote all shares which are attributable to the Group Contract, pursuant to the instructions received from the group or individual participants at the Joint Special Meeting of Shareholders and any adjournments or postponements of the Joint Special Meeting of Shareholders.

With respect to those shares for which instructions have not been received by the Separate Account, from you or from plan participants, the Separate Account will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received by the Separate Account.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D29911-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.

		For	Against	Abstain
1.	To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Mid Cap Growth Fund. Pursuant to the Reorganization Agreement, the Mid Cap Growth Fund would transfer all of its assets to the Mid Cap Strategic Growth Fund, a series of VALIC Company I, in exchange for the assumption by the Mid Cap Strategic Growth Fund of all of the liabilities of the Mid Cap Growth Fund and shares of the Mid Cap Strategic Growth Fund, which shares will be distributed by the Mid Cap Growth Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐
2.	To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.			

To instruct us to accept voting instructions from participants OR vote on behalf of participants MARK THE BOXES BELOW:

Check here to authorize only and DO NOT VOTE. ☐

Check here to vote only. ☐

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the VALIC Company I and VALIC Company II Joint Special Meeting of Shareholders to Be Held on April 5, 2021. The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com

Please detach at perforation before mailing.

D29912-TBD

VOTING INSTRUCTION CARD/ GROUP AUTHORIZATION CARD

VALIC COMPANY I AND VALIC COMPANY II JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 5, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. This Voting Instruction Card/Group Authorization Card allows you to instruct us to accept voting instructions from participants under the Contract owned by your group. If you have the right to provide voting instructions attributable to your plan, please indicate your instructions and return the voting instructions. If you wish to instruct us to accept voting instructions from participants in your plan, you may select this option and return the group authorization. Please check the appropriate box to reflect your choice, sign, and return this card in the enclosed postage-paid envelope. *If we receive no response from you, then we will vote according to any instructions we receive from plan participants.*

The undersigned hereby instructs **THE VARIABLE ANNUITY LIFE INSURANCE COMPANY OR AN AFFILIATED LIFE INSURANCE COMPANY, on behalf of the Separate Account,** to vote all shares which are attributable to the Group Contract, pursuant to the instructions received from the group or individual participants at the Joint Special Meeting of Shareholders and any adjournments or postponements of the Joint Special Meeting of Shareholders.

With respect to those shares for which instructions have not been received by the Separate Account, from you or from plan participants, the Separate Account will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received by the Separate Account.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.